UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Whole Foods Market

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 3/10/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

ANNUAL REPORT AND PROXY STATEMENT

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 2/25/08.

To request material:            Internet: www.investoreconnect.com            Telephone: 1-800-579-1639            **Email: sendmaterial@investoreconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

WHOLE FOODS MARKET, INC.
WHOLE FOODS MARKET, INC. C/O SECURITIES TRANSFER CORPORATION P.O. BOX 701629 DALLAS, TX 75370	Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The ANNUAL Meeting for holders as of 1/16/08

is to be held on 3/10/08 at 9:00 A.M. CDT

at:	AUSTIN HILTON HOTEL
500 E. 4TH STREET
AUSTIN, TX 78701

To obtain directions to the Annual

Meeting, please call the Austin

Hilton Hotel at: (512) 482-8000.

Voting items

The Board of Directors recommends

that you vote FOR each nominee

listed below.

1.	ELECTION OF DIRECTORS
1.)	DR. JOHN B. ELSTROTT
2.)	GABRIELLE E. GREENE
3.)	HASS HASSAN
4.)	JOHN P. MACKEY
5.)	MORRIS J. SIEGEL
6.)	DR. RALPH Z. SORENSON

The Board of Directors recommends that you vote FOR proposal number 2.

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2008.

The Board of Directors recommends that you vote AGAINST proposals 3 and 4.

3.	SHAREHOLDER PROPOSAL REGARDING THE FUTURE ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS BY A MAJORITY VOTE.

4.	SHAREHOLDER PROPOSAL REGARDING SEPARATING THE ROLES OF COMPANY CHAIRMAN OF THE BOARD AND CEO.

IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.